SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a)
         OF THE SECURITIES EXCHANGE ACT )F 1934


                (AMENDMENT NO. ___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant []

Check the appropiate box:

[ ] Preliminary Proxy Statement.
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2)).
[X] Definitive Proxy Statement.
[ ] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to 250.14a-11(c) or 250.14a-12.

                    FRONTEGRA FUNDS, INC.
     (Name of Registrant as Specified in its Charter)


 (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropiate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calcuted and state how it was determined):
    (4) Proposed maximum aggregate of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No:
    (3) Filing Party:
    (4) Date Filed:

           FRONTEGRA TOTAL RETURN BOND FUND
              FRONTEGRA OPPORTUNITY FUND

                   Each, a Series of
                 FRONTEGRA FUNDS, INC.


            400 Skokie Boulevard, Suite 500
              Northbrook, Illinois  60062



               PROXY STATEMENT MATERIALS


          IMPORTANT VOTING INFORMATION INSIDE





                   Table of Contents


Letter from the Co-Presidents                          Front Cover Page
Notice of Special Meeting of Shareholders                             2
Joint Proxy Statement                                                 3
Proxy Card                                              Back Cover Page

           FRONTEGRA TOTAL RETURN BOND FUND
              FRONTEGRA OPPORTUNITY FUND

                   Each, a Series of
                 FRONTEGRA FUNDS, INC.


            400 Skokie Boulevard, Suite 500
              Northbrook, Illinois  60062



July 9, 1999


Dear Shareholder:

     I am writing to inform you of the upcoming Special
Meeting  of Shareholders of the Frontegra Total  Return
Bond  Fund  and  the  Frontegra Opportunity  Fund  (the
"Funds") to be held at 10:00 a.m., Wednesday, July  28,
1999,  at  400 Skokie Boulevard, Suite 500, Northbrook,
Illinois  60062.  At this meeting, you are being  asked
to  vote on an important proposal affecting the  Funds:
to   approve  a  new  sub-advisory  agreement   between
Frontegra  Asset  Management, Inc.  ("Frontegra"),  the
adviser  to  the  Funds,  and  Reams  Asset  Management
Company,  LLC ("Reams"), the sub-adviser to the  Funds.
Because  of  a  transfer  of ownership  at  Reams,  the
current  sub-advisory agreement will terminate  on  the
date   of   the   transfer  unless  approved   by   the
shareholders   of  each  Fund.   The  new  sub-advisory
agreement is substantially identical to the current sub-advisory agreement except for the dates of execution, effectiveness and termination. The Board of Directors of Frontegra Funds, Inc. (the "Company") unanimously believes that this proposal is in the Funds' and your best interest.

     The   Board  of  Directors  of  the  Company   has
unanimously approved this proposal and recommends a vote "FOR" the proposal. If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact us at 1-
888-825-2100.

     Thank you for investing in the Funds and for your continuing support.

                                Sincerely,



                                William D. Forsyth, III
                                Co-President of Frontegra Funds, Inc.




                                Thomas J. Holmberg, Jr.
                                Co-President of Frontegra Funds, Inc.
Enclosures

           FRONTEGRA TOTAL RETURN BOND FUND
              FRONTEGRA OPPORTUNITY FUND

                   Each, a Series of
                 FRONTEGRA FUNDS, INC.


       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


     NOTICE  IS HEREBY GIVEN that a Special Meeting  of
Shareholders of the Frontegra Total Return Bond Fund and the Frontegra Opportunity Fund (the "Funds") will be held at 400 Skokie Boulevard, Suite 500, Northbrook,
Illinois 60062 on Wednesday, July 28, 1999, at 10:00 a.m., local time, to consider and act upon the proposal noted below:

  1. To approve the new sub-advisory agreement between Frontegra Asset Management, Inc., the adviser to the Funds, and Reams Asset Management Company, LLC, the sub-adviser to the Funds; and

  2. To consider and act upon any other business which may properly come before the Meeting or any adjournments thereof.

     Only shareholders of record at the close of business on Wednesday, June 30, 1999, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                YOUR VOTE IS IMPORTANT.
        PLEASE RETURN YOUR PROXY CARD PROMPTLY.



     As  a  shareholder of the Frontegra  Total  Return
Bond  Fund  and/or the Frontegra Opportunity Fund,  you
are asked to attend the Meeting either in person or  by
proxy.   If  you  are unable to attend the  Meeting  in
person, we urge you to complete, sign, date and  return
the enclosed proxy card in the enclosed postage prepaid
envelope.   Your prompt return of the proxy  card  will
help   assure  a  quorum  at  the  Meeting  and   avoid
additional  expenses  to  the  Funds  associated   with
further solicitation. Sending in your proxy card will not prevent you from voting your shares in person at the Meeting and you may revoke your proxy by advising the Secretary of Frontegra Funds, Inc. in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.



                                 By Order of the Board of Directors,



                                Thomas J. Holmberg, Jr.
                                Secretary

Northbrook, Illinois
July 9, 1999

           FRONTEGRA TOTAL RETURN BOND FUND
              FRONTEGRA OPPORTUNITY FUND

                   Each, a Series of
                 FRONTEGRA FUNDS, INC.

            400 Skokie Boulevard, Suite 500
              Northbrook, Illinois 60062


                 JOINT PROXY STATEMENT

              SPECIAL MEETING OF SHAREHOLDERS
                To be held on July 28, 1999

      General.   This  Joint Proxy Statement  is  being
furnished  in  connection  with  the  solicitation   of
proxies by the Board of Directors (the "Board") of Frontegra Funds, Inc. (the "Company") for the Frontegra
Total Return Bond Fund (the "Total Return Bond Fund") and the Frontegra Opportunity Fund (the "Opportunity
Fund") (collectively, the "Funds"). The proxies will be voted at the Special Meeting (the "Meeting") of Shareholders to be held at 400 Skokie Boulevard, Suite
500, Northbrook, Illinois 60062 on Wednesday, July  28,
1999, at 10:00 a.m., local time, and any adjournments thereof, for the purposes set forth in the enclosed
Notice of Special Meeting of Shareholders. The Notice of Special Meeting of Shareholders, this Joint Proxy
Statement and the enclosed proxy card are first being mailed to shareholders on or about July 9, 1999.

      Record Date/Shareholders Entitled to Vote.   Each
Fund is a separate investment portfolio, or series,  of
the  Company,  a  Maryland corporation  and  registered
investment company under the Investment Company Act  of
1940,  as amended (the "1940 Act").  The record holders
of  outstanding shares of each Fund are entitled to one
vote  per  share (and a fractional vote per  fractional
share)  on all matters presented at the Meeting.   Only
shareholders of record as of the close of business on Wednesday, June 30, 1999 (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof. As of the Record Date, there were 1,650,159.135 issued and outstanding shares of the Total Return Bond Fund and 537,574.441 issued and outstanding shares of the Opportunity Fund.

     Share Ownership. The following table sets forth information regarding the beneficial ownership of the Funds' outstanding shares as of the Record Date by (i) the directors and executive officers of the Company,
(ii) the directors and executive officers of the Company as a group and (iii) persons who are known by the Funds to beneficially own more than 5% of any Fund's outstanding shares:

                                                      Number of
Name and Address                 Fund                  Shares      Percentage

William D. Forsyth(1)        Total Return Bond Fund        0           *
                             Opportunity Fund          4,730.361       *

Thomas J. Holmberg, Jr.(1)   Total Return Bond Fund        0           *
                             Opportunity Fund              0           *

David L. Heald(2)            Total Return Bond Fund      126.586       *
                             Opportunity Fund            105.482       *

All directors and            Total Return Bond Fund      126.586       *
executive officers as        Opportunity Fund          4,835.840       *
a group (3 persons)
_______________
(1)  The address of Mr. Forsyth and Mr. Holmberg is
     Frontegra Asset Management, Inc., 400 Skokie
     Boulevard, Suite 500, Northbrook, Illinois 60062.
(2)  Mr. Heald's address is 400 Skokie Boulevard,
     Suite 260, Northbrook, Illinois 60062.
*    Less than 1%.

                                                                   Number of
    Name and Address                           Fund                  Shares        Percentage
Bankers Trust Company, Trustee              Total Return Bond Fund  566,274.085      34.316%
F/B/O Southern Illinois Hospital
Church Street Station
Post Office Box 9014
New York, New York 10008

Jerry Branson and Paul Hopkins, Trustees    Total Return Bond Fund  375,861.928      22.777%
F/B/O IBEW Local 461 Pension Fund
1661 Landmark Road
Aurora, Illinois  60506

Walt Loukota and John Negro, Trustees       Total Return Bond Fund  364,734.036      22.103%
F/B/O IBEW Local 405 Retirement Savings
Fund
150 1st Avenue N.E., Suite 375
Cedar Rapids, Iowa 52401

Bankers Trust Company, Trustee              Total Return Bond Fund  199,233.828      12.074%
F/B/O Culver Educational Foundation
Mike Bloebaum
648 Grassmere Park Road MS 7200
Nashville, Tennessee 37211

Ed Otstott OBA Midwest Ltd., Trustee        Opportunity Fund        189,709.736      35.290%
F/B/O IBEW Local 117 Pension Fund
8160 South Cass Avenue
Darien, Illinois  60561

Culver Educational Foundation               Opportunity Fund        136,591.566      25.409%
1300 Academy Road
Post Office Box 156
Culver, Indiana  46511

Reams Foundation, Inc.                      Opportunity Fund         55,074.500      10.245%
Post Office Box 1377
Columbus, Indiana  47202

Jennifer Sagar, Trustee                     Opportunity Fund         53,365.027       9.927%
F/B/O UA Local 125
Retirement Savings Fund
Eastern Iowa Fringe Benefit Funds
205 50th Street Avenue S.W.
Cedar Rapids, Iowa 52404

G. Segal, H.Silverstone and                 Opportunity Fund         40,407.569       7.517%
B. Schneidewind, Trustees
F/B/O Euromarket Designs Inc.
Profit Sharing Trust
725 Landwehr Road
Northbrook, Illinois 60062


                                                                    Number of
    Name and Address                            Fund                  Shares       Percentage
James Gallery OBA Midwest Ltd., Trustee      Opportunity Fund        34,757.492       6.466%
Midwest Ltd., Trustee
F/B/O IBEW Local 9 and
Line Clearance
Contractors Pension Fund
8160 South Cass Avenue
Darien, Illinois  60561


     Voting  of  Proxies.  Whether  you  expect  to  be
personally present at the Meeting or not, please  mark,
sign,   date  and  return  the  enclosed  proxy   card.
Properly  executed  proxies  will  be  voted   as   you
instruct. If no choice is indicated, proxies will be voted "FOR" proposal 1 set forth in the Notice and in accordance with the best judgment of the persons named as proxies in the enclosed proxy card as to proposal 2.
Any shareholder giving a proxy has the power to revoke it at any time before the Meeting by advising the Secretary of the Company in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted, or by attending the Meeting and voting in person. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy. If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed.

     Quorum  Required  to  Hold  Meeting.   Under   the
Company's By-Laws, a quorum is constituted by the presence in person or by proxy of one-third of the outstanding shares of all series entitled to vote at the Meeting. When any one or more series is entitled to vote as a single series, a quorum is constituted by the presence of one-third of each such series entitled to vote.

     As noted above, each Fund is a separate "series" of the Company. Proposal 1 set forth in the Notice requires separate voting by series. Accordingly, for purposes of the Meeting, a quorum will be constituted by the presence in person or by proxy of one-third of the outstanding shares of each Fund.

     Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting, except that for any proposal requiring the affirmative vote of a Fund's outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

     In the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Company may adjourn the Meeting to permit further solicitation of proxies.

     Method  and  Cost of Proxy Solicitation.   Proxies
will  be  solicited by the Company primarily  by  mail.
The solicitation may also include telephone, facsimile,
telegraph or oral communications by certain officers or
employees   of  the  Funds  or  the  Funds'  investment
adviser,     Frontegra    Asset    Management,     Inc.
("Frontegra"), who will not be paid for these services.
The Funds' sub-adviser, Reams Asset Management Company,
LLC ("Reams") will pay the costs of the Meeting and the
expenses  incurred in connection with the  solicitation
of   proxies,  including  those  expenses  incurred  by
Frontegra. Reams will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Funds.

     The  Funds'  investment adviser is Frontegra,  400
Skokie   Boulevard,  Suite  500,  Northbrook,  Illinois
60062.   The Funds' administrator is Sunstone Financial
Group,  Inc.,  207  East  Buffalo  Street,  Suite  400,
Milwaukee, Wisconsin 53202.  The Funds' sub-adviser  is
Reams, 227 Washington Street, Columbus, Indiana 47201.

     COPIES OF THE FUNDS' MOST RECENT ANNUAL AND  SEMI-
ANNUAL  REPORTS  ARE  AVAILABLE  WITHOUT  CHARGE   UPON
WRITING  TO  THE  FUNDS AT 400 SKOKIE BOULEVARD,  SUITE
500,  NORTHBROOK, ILLINOIS 60062 OR BY  CALLING,  TOLL-
FREE, 1-888-825-2100.

 PROPOSAL 1:  TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN FRONTEGRA
    ASSET MANAGEMENT INC. AND REAMS ASSET MANAGEMENT COMPANY, LLC.

     Pursuant to a sub-advisory agreement dated October
30,  1996 (the "Current Sub-Advisory Agreement"), Reams
currently  provides sub-advisory services to the  Funds
and,  subject  to  the supervision  of  Frontegra,  the
adviser  to the Funds, manages the portfolio assets  of
the  Funds.   The  Current Sub-Advisory  Agreement  was
approved  by the initial shareholders of each  Fund  on
October  9, 1996.  Mr. Fred W. Reams currently owns  an
approximate 67% interest in Reams and Mr. Mark M.  Egan
owns an approximate 7% interest in Reams.  Following  a
transfer of ownership within the organization of Reams,
Mr. Reams will own an approximate 10% interest in Reams
and  Mr.  Egan will own an approximate 60% interest  in
Reams.   This  transfer of ownership will constitute  a
"change  of  control" of Reams within  the  meaning  of
Section 2(a)(4) of the 1940 Act.

     Section 15(a) of the 1940 Act prohibits any person
from  serving as an investment adviser to a  registered
investment  company  except  pursuant  to   a   written
contract  that  has been approved by the  shareholders.
Section  15(a)  also provides that  any  such  advisory
contract must terminate on its "assignment" and Section
2(a)(4)  provides  that  a change  of  control  of  the
investment    adviser   constitutes   an    assignment.
Consequently, the transfer of ownership at  Reams  will
cause  the Current Sub-Advisory Agreement to terminate.
In  order for Reams to continue to serve as sub-adviser
to the Funds, shareholders of each Fund must approve  a
new   sub-advisory  agreement  (the  "New  Sub-Advisory
Agreement").   If approved by the Shareholders  of  the
Funds,  the New Sub-Advisory Agreement will be executed
and  become  effective upon the effective date  of  the
transfer of ownership of Reams (currently scheduled for
July  30,  1999).   The New Sub-Advisory  Agreement  is
substantially  identical  to the  Current  Sub-Advisory
Agreement   except   for  the   dates   of   execution,
effectiveness and termination.

     Summary of the Current Sub-Advisory Agreement  and
the New Sub-Advisory Agreement.  A copy of the New Sub-
Advisory  Agreement  marked  to  indicate  the  changes
between the Current Sub-Advisory Agreement and the  New
Sub-Advisory  Agreement  is  attached  to  this   Proxy
Statement  as Exhibit A.  The following description  of
the Agreements is only a summary.  You should refer  to
Exhibit A for the complete Current and New Sub-Advisory
Agreements.   Both  the  Current and  New  Sub-Advisory
Agreements   provide   that  Reams   provides   certain
investment  advisory services to the  Funds,  including
investment  research  and management,  subject  to  the
supervision  of  the Board of Directors and  Frontegra.
Both the Current Sub-Advisory Agreement and the New Sub-
Advisory  Agreement  provide that  Frontegra  will  pay
Reams  a  fee with respect to each Fund based  on  that
Fund's  average  daily  net  assets.   Under  both  the
Current and New Sub-Advisory Agreements, Reams is compensated by Frontegra for its investment advisory services at the annual rate of 0.45% of the Opportunity
Fund's average daily net assets and 0.20% of the  Total
Return Bond Fund's average daily net assets.

     With respect to the Opportunity Fund, Reams may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the research, software and subscriptions provided by the broker to Reams.

     During  the  fiscal year ended October  31,  1998,
Reams  received no compensation from Frontegra for  its
investment  advisory services to the  Opportunity  Fund
due  to  a  fee waiver by Reams.  Frontegra voluntarily
waived   its   management  fee  to  ensure   that   the
Opportunity Fund's total operating expenses did not exceed 0.90% and Reams, in turn, waived its sub-advisory fee. During the fiscal year ended October 31, 1998, Reams received $49,758 as compensation for its investment advisory services to the Total Return Bond
Fund.

     Information  regarding  the  principal   executive
officers of Reams is set forth below.

     Fred  W. Reams is the President of Reams.   Robert
A.  Crider  is  the Senior Vice President-Fixed  Income
Management  of  Reams.  David R. Milroy is  the  Senior
Vice  President-Equity Management of Reams.   David  B.
McKinney  is  the  Vice  President-Administration   and
Secretary  of Reams.  Mark M. Egan is the  Senior  Vice
President-Fixed Income Management of Reams.   James  L.
Brookover is the Vice President of Reams. The address of all of the above individuals is 227 Washington
Street, Columbus, Indiana 47201.

     Frontier   Partners,   Inc.,   an   affiliate   of
Frontegra, acts as a third party solicitor on behalf of Reams and has a 2.2% nonvoting ownership interest in Reams.

     Required  Vote.  Approval of the New  Sub-Advisory
Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund.
Under the 1940 Act, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares. If the New
Sub-Advisory Agreement is approved by each Fund's shareholders, it will become effective on or about July
30, 1999. If the shareholders of either Fund do not approve the New Sub-Advisory Agreement, the Current Sub-
Advisory Agreement will terminate with respect to that Fund and Reams will cease to serve as the sub-adviser of that Fund.

     Recommendation  of  the Board of  Directors.   The
Board believes that the terms and conditions of the New
Sub-Advisory  Agreement are fair to, and  in  the  best
interests  of,  each  Fund and its  shareholders.   The
Board believes that, despite the transfer of ownership at Reams, there will be no change in the services provided by Reams to each Fund and there will be no change in the portfolio managers who will handle the day-to-day management responsibilities for each Fund's portfolio. Accordingly, the Board recommends that the shareholders of each Fund vote to approve the New Sub-
Advisory Agreement.

              PROPOSAL 2:  OTHER MATTERS

     The  Board knows of no other matters that may come
before the Meeting, other than proposal 1 as set  forth
above.   If any other matters properly come before  the
Meeting, it is the intention of the persons acting pursuant to the enclosed proxy card to vote the shares represented by such proxies in accordance with their best judgment with respect to such matters.

                 SHAREHOLDER PROPOSALS

     As a Maryland Corporation, the Company, on behalf of the Funds, is not required to hold shareholder meetings on a regular basis. Accordingly, the Company does not intend to hold such meetings unless required to do so under the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if such meeting is called, should submit such proposal to the Company within a reasonable time before solicitation of proxies for such meeting occurs. Shareholders should be aware, however, that unless certain federal rules are complied with, the mere submission of a proposal to the Company does not guarantee that it will be considered at the next meeting of shareholders.

                                 By  Order of the Board of Directors,



                                Thomas J. Holmberg, Jr.
                                Secretary

Northbrook, Illinois
July 9, 1999

                                              Exhibit A


     AMENDED AND RESTATED SUB-ADVISORY AGREEMENT


     SUB-ADVISORY AGREEMENT dated as of the 2nd day of August, 1999, between Frontegra Asset Management, Inc., an Illinois corporation (the "Adviser"), and Reams Asset Management
Company, LLC, a limited liability company organized under the laws of the State of Indiana (the "Sub-Adviser").

     WHEREAS the Adviser has entered into an Investment
Advisory Agreement dated as of October 30, 1996 (the
"Advisory Agreement") with Frontegra Funds, Inc. (the
"Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to certain of the Fund's investment portfolios; and

     WHEREAS the Adviser wishes to retain the Sub-
Adviser to furnish certain investment advisory services to such portfolios, and the Sub-Adviser is willing to furnish those services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

     1.   Appointment.  The Adviser hereby appoints the
Sub-Adviser as an investment sub-adviser with respect to each of the Fund's portfolios named on an Exhibit to this Agreement (each, a "Portfolio") for the period and on the terms set forth in this Agreement. The Sub-
Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Duties as Sub-Adviser. (a) Subject to the supervision of and any guidelines adopted by the Fund's
Board of Directors (the "Board") and the Adviser, the
Sub-Adviser will provide a continuous investment program for the Portfolios, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolios. The Sub-
Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions. The Sub-Adviser will provide services under this Agreement in accordance with each Portfolio's investment objectives, policies and restrictions as stated with respect to such Portfolio in the Fund's Registration Statement on Form N-1A.

     (b)  The Sub-Adviser agrees that, in placing
orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Portfolio's, the Sub-Adviser may, in its discretion, use brokers who provide the Sub-Adviser with research, analysis, advice and similar services to execute transactions with respect to a Portfolio, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, so long as (i) such commission is paid in compliance with all applicable state and Federal laws and in accordance with this Agreement and (ii) the Sub-Adviser has determined in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-
Adviser to such Portfolio and its other clients and that the total commissions paid by such Portfolio will be reasonable in relation to the benefits to such Portfolio over the long term. In no instance will securities of any Portfolio be purchased from or sold to the Sub-Adviser, or any affiliated person thereof except in accordance with the Federal securities laws and the rules and regulations thereunder. The Sub-
Adviser may aggregate sales and purchase orders with respect to the assets of the Portfolios with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Portfolio and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each such account. The
Adviser recognizes that in some cases this procedure may adversely affect the results obtained for such Portfolio.

     (c) The Sub-Adviser will maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of the Portfolios, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-
Adviser hereby agrees that all records which it maintains for the Portfolios are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Fund and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records which it maintains for the Portfolios upon request by the Fund.

     (d)  At such times as shall be reasonably
requested by the Board or the Adviser, the Sub-Adviser will provide the Board and the Adviser with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Portfolios and make available to the Board and the Adviser any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser. Upon reasonable advance notice, twice each calendar year the Sub-Adviser will make its officers and employees available to meet with the Board and employees of the Fund at the Fund's principal place of business or another mutually agreed upon location to review the securities of the Portfolios.

     (e) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all securities constituting the Portfolios and will use its reasonable efforts to arrange for the provision of a price from a party or parties independent of the Sub-
Adviser for each security constituting part of a Portfolio for which the Fund or the Fund's administrator is unable to obtain prices in the ordinary course of business from an automated pricing service.

     3. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the Fund's Articles of Incorporation, By-laws and currently effective registration statement under the 1940 Act and any amendments or supplements thereto (the "Registration
Statement") and with the written instructions and written directions of the Board and the Adviser and will comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the
"Advisers Act"), the rules under each, Subchapter M of the Internal Revenue Code of 1986 (the "Code") as applicable to regulated investment companies, the diversification requirements applicable to the
Portfolios under Section 817(h) of the Code and all other applicable Federal and state laws and regulations. The Adviser agrees to provide to the Sub-
Adviser copies of the Fund's Articles of Incorporation, By-laws,

Registration Statement, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; provided, however, that the Sub-Adviser's duty under this Agreement to act in conformity with any document, instruction or guidelines produced by the Fund or the Adviser shall not arise until it has been delivered to the Sub-Adviser. In making any changes to a Portfolio's objectives, policies or restrictions the Board will make due allowance for the time within which the Sub-Adviser shall have to bring such Portfolio into compliance with such changes.

     4. Proxies. The Sub-Adviser shall have the power to vote all securities constituting a Portfolio and shall not be required to seek or take instruction from the Adviser or the Fund with respect to any such vote.

     5. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than commissions, taxes, fees or other charges or expenses directly related to the purchase, sale or exchange of any securities for the Portfolios. The Sub-
Adviser shall not be responsible for any expenses incurred by the Fund, the Portfolios or the Adviser.

     6. Compensation. (a) For the services provided by the Sub-Adviser with respect to a Portfolio pursuant to this Agreement, the Adviser will pay to the Sub-
Adviser a fee, computed daily and payable monthly, at an annual rate of (i) the fee percentage of such Portfolio's average daily net assets (computed in the manner specified in the Advisory Agreement) set forth on the Exhibit relating to such Portfolio plus (ii)
0.10% of the average daily net assets of such Portfolio attributable to investors in such Portfolio whose initial investment in such Portfolio (other than defined contribution or 401(k) plan investments) was equal to or greater than $15,000,000, regardless of the value of such investments following their initial investment.

     (b) The fee due the Sub-Advisor with respect to each Portfolio shall be computed daily and shall be paid monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.
Along with each such monthly payment the Adviser shall provide the Sub-Adviser with a schedule showing the manner in which such fee was computed.

     (c) If during a Portfolio's first twelve months of operation the Adviser waives any portion of the management fee due to the Adviser pursuant to the terms of the Advisory Agreement for the purpose of limiting such Portfolio's total operating expenses to the maximum expense percentage of such Portfolio's average daily net assets for such period set forth on the Exhibit relating to such Portfolio, and the resulting net management fee received by the Adviser is less than the compensation due to the Sub-Adviser pursuant to subparagraph (a) above (the difference between such net management fee and such compensation being hereinafter referred to as the "Difference"), the Sub-Adviser shall refund to the Adviser an amount equal to the Difference; provided, however, that (i) the Sub-Adviser shall not be required to refund to the Adviser an amount greater than the fees paid by the Adviser to the Sub-Adviser during such 12-month period; and (ii) such Difference shall be reduced to the extent that in such 12-month period the net management fee received by the Adviser with respect to all Portfolios exceeds the compensation due to the Sub-Adviser with respect to such Portfolios.

     (d)  If this Agreement becomes effective or
terminates with respect to a Portfolio before the end of any month, the fee relating to such Portfolio for the period from the effective date with respect to such Portfolio to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     7. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Portfolio, the Fund or its shareholders or by the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     8.   Representations of Sub-Adviser.  The Sub-
Adviser represents, warrants and agrees as follows:
(a) The Sub-Adviser (i) is registered as an Investment
Adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable Federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise.

     (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within 15 calendar days of the end of the last calendar quarter of each year that this Agreement is in effect, the President of the Sub-
Adviser shall certify to the Adviser that the Sub-
Adviser has complied with the requirements of Rule 17j-
1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-
Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

     (c) The Sub-Adviser has provided the Adviser with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the "SEC") and promptly will furnish a copy of all amendments to the Adviser at least annually.

     9. Trademark. The Sub-Adviser shall have no rights relating to the name of the Fund or the word
"Frontegra" used in connection with investment products, services or otherwise, and shall make no use of such names without the express written consent of the Fund or Adviser, as the case may be.

     10. Services Not Exclusive. The Sub-Adviser may act as an investment adviser to any other person, firm or corporation, excluding any registered investment company, and may perform management and any other services for any other person, association, corporation, firm or other entity, excluding any registered investment company, pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to or with the Fund, the Portfolios or the Adviser or deemed to violate or give rise to any duty or obligation of the Sub-Adviser to the Fund, the Portfolios or the Adviser except as otherwise imposed by law or by this Agreement.

     11. Duration and Termination. (a) This Agreement shall become effective with respect to a Portfolio upon the date of execution of the Exhibit relating to such Portfolio; provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of the Adviser, the Sub-Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities issued by such Portfolio.

     (b) Unless sooner terminated with respect to a Portfolio as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of 12 months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of the Adviser, the Sub-Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities issued by such Portfolio.

     (c) Notwithstanding the foregoing, this Agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities issued by such Portfolio upon 60 calendar days written notice to the Sub-Adviser. This
Agreement may also be terminated, without the payment of any penalty, by either party hereto upon 180 calendar days written notice. This Agreement will terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

     12. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement with respect to a Portfolio shall be effective until approved (a) by a vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of the Adviser, the Sub-Adviser or the Fund, and (b) if required by the 1940 Act, by a vote of a majority of the outstanding voting securities issued by such Portfolio (in the case of (b), the Fund may rely upon an SEC order or no-action letter permitting it to modify this Agreement without such vote).

     13.  Governing Law.  This Agreement shall be
construed in accordance with the 1940 Act and the laws of the State of Indiana, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Indiana conflict with the applicable provisions of the 1940
Act, the latter shall control.

     14. Independent Contractor. In performing its duties under this Agreement the Sub-Adviser shall act as an independent contractor and unless otherwise expressly provided herein or authorized in writing, the Sub-Adviser will have no authority to represent the Fund, the Portfolios or the Adviser in any way or otherwise be deemed an agent of the Fund, the Portfolio or the Adviser.

     15.  Miscellaneous.  The captions in this
Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This
Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms
"majority of the outstanding voting securities,"
"affiliated person," "interested person," "assignment,"
"broker," "investment adviser," "net assets," "sale,"
"sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the Federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

     16. Notices. Any written notice herein required to be given to the Sub-Adviser or the Adviser shall be deemed to have been given upon receipt of the same at their respective addresses set forth below.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                         FRONTEGRA ASSET MANAGEMENT, INC.
                         400 Skokie Boulevard
                         Suite 500

                         Northbrook, Illinois 60062


                         By: ________________________________________
                         Name:
                         Title:
Attest:


_______________________

                         REAMS ASSET MANAGEMENT COMPANY, LLC
                         227 Washington Street
                         Columbus, Indiana 47201


                         By: ________________________________________
                         Name:
                         Title:
Attest:


______________________

                                              Exhibit A
                          to the Sub-Advisory Agreement


              FRONTEGRA OPPORTUNITY FUND


          Fee percentage:               0.45%





Executed as of the 2nd day of August, 1999.


                         FRONTEGRA ASSET MANAGEMENT, INC.


                         By: ___________________________________
                         Name:
                         Title:


                         REAMS ASSET MANAGEMENT COMPANY, LLC


                         By: ___________________________________
                         Name:
                         Title:

                                              Exhibit B
                          to the Sub-Advisory Agreement


           FRONTEGRA TOTAL RETURN BOND FUND


          Fee percentage:               0.20%




Executed as of the 2nd day of August, 1999.


                         FRONTEGRA ASSET MANAGEMENT, INC.


                         By: __________________________________
                         Name:
                         Title:


                         REAMS ASSET MANAGEMENT COMPANY, LLC


                         By: __________________________________
                         Name:
                         Title:

           FRONTEGRA TOTAL RETURN BOND FUND
              FRONTEGRA OPPORTUNITY FUND

                   Each, a Series of
                 FRONTEGRA FUNDS, INC.

    JOINT PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

     The   undersigned  hereby  revokes  all   previous
proxies   and  constitutes  and  appoints  William   D.
Forsyth, III and Thomas J. Holmberg, Jr. as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and to vote by majority, as designated below, all shares of stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Frontegra Total
Return Bond Fund and the Frontegra Opportunity Fund to be held at 400 Skokie Boulevard, Suite 500, Northbrook,
Illinois 60062 on July 28, 1999, at 10:00 a.m., local time, and any adjournments thereof, with respect to the matters set forth below and described in the Notice of Special Meeting and Proxy Statement dated July 9, 1999, receipt of which is hereby acknowledged.

                                DATE:

                                NOTE:    Please sign exactly as your name
                                appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


                                _____________________________________
                                Signature(s)(Title(s), if applicable)



     This  proxy  will  be voted as specified.   IF  NO
SPECIFICATION  IS  MADE, THIS PROXY WILL  BE  VOTED  IN
FAVOR  OF  PROPOSAL  1  AND IN THE  DISCRETION  OF  THE
PROXIES AS TO ITEM 2. Please indicate by filling in the appropriate box below.

   1.  To approve the new sub-advisory agreement      FOR   AGAINST   ABSTAIN
       between Frontegra Asset Management Inc.        []      []        []
       and Reams Asset Management Company, LLC.

   2.  To vote  upon any other matters which may      FOR   AGAINST   ABSTAIN
       legally come before the meeting.               []      []        []

        WE NEED YOUR VOTE BEFORE JULY 28, 1999


     Your vote is important. If you are unable to attend the Meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Meeting and you may revoke your proxy by advising the Secretary of the Company in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.



                THANK YOU FOR YOUR TIME